UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2015

SORRENTO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36150	33-0344842
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

6042 Cornerstone Ct. West, Suite B

San Diego, CA 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 210-3700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 6, 2015, Sorrento Therapeutics, Inc. (the “Company”), Conkwest, Inc. (“Conkwest”) and NantWorks, LLC (“NantWorks”) issued a press release announcing that Dr. Patrick Soon-Shiong, NantWorks founder, physician scientist and biotechnology entrepreneur, is scheduled to present details about Conkwest’s Neukoplast technology platform and the exclusive partnership among Sorrento, Conkwest and NantWorks to develop and commercialize “CAR.TNK” (Chimeric Antigen Receptor Tumor-attacking Neukoplast) Cell Lines, the next-generation “off-the-shelf” adoptive cancer immunotherapy at the NantOmics presentation at the 33rd Annual J.P. Morgan Healthcare Conference at the Westin St. Francis Hotel in San Francisco, California on Thursday, January 15, 2015 at 9:30 a.m. PST. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press release of Sorrento Therapeutics, Inc., dated January 6, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 6, 2015

SORRENTO THERAPEUTICS, INC.

By:	/s/ Henry Ji
Name: Henry Ji
Title: President and Chief Executive Officer